Exhibit 10.23.4

                 THIRTY-EIGHTH AGREEMENT AMENDING
                 NEW ENGLAND POWER POOL AGREEMENT


     THIS THIRTY-EIGHTH AGREEMENT AMENDING NEW ENGLAND POWER POOL
AGREEMENT, dated as of October 30, 1998 ("Thirty-Eighth Agreement"), is entered into by the signatory Participants to amend the New England Power Pool Agreement (the "NEPOOL Agreement"), as amended.

     WHEREAS, the NEPOOL Agreement as in effect on December 1, 1996 was amended and restated by the Thirty-Third Agreement Amending New England Power Pool Agreement dated as of December 1, 1996 (the "Thirty-Third Agreement") in the form of the Restated New England Power Pool Agreement ("Restated NEPOOL Agreement") attached to the Thirty-Third Agreement as Exhibit A thereto, and the Thirty-Third Agreement also provided for the NEPOOL Open Access Transmission Tariff ("Tariff") which is Attachment B to the Restated NEPOOL Agreement; and

     WHEREAS, the Restated NEPOOL Agreement and the Tariff have subsequently been amended by five supplements dated, respectively, as of February 7, June 1, September 1, November 1 and December 31, 1997 and by four additional amendatory agreements dated, respectively, as of September 1, 1997, November 15, 1997, July 20, 1998 and August 15, 1998; and

     WHEREAS, the signatories hereto desire to amend the Restated NEPOOL Agreement, including the Tariff, as heretofore amended, to reflect the revisions detailed below.

     NOW, THEREFORE, the signatory Participants agree as follows:

                             SECTION 1

1.1 The Restated NEPOOL Agreement including the Tariff, as heretofore amended, is hereby amended as set forth in Appendix A hereto.

1.2 The Restated NEPOOL Agreement, as heretofore amended, is hereby amended to effect the errata corrections set forth in Appendix B hereto.

1.3 The Tariff, as heretofore amended, is hereby amended to effect the errata corrections set forth in Appendix C hereto.



                             SECTION 2

                          MISCELLANEOUS

2.1 Following execution by the requisite number of Participants in accordance with the Restated NEPOOL Agreement, this Thirty-Eighth Agreement shall become effective as follows, provided that the amendments contained herein shall not become effective if Participants having the requisite number of Voting Shares give notice in accordance with Section 21.11 of the Restated NEPOOL Agreement that they object to such amendment:

     (i) Appendix A hereto shall become effective on the later of (A) the Second Effective Date, or (B) the first day of the calendar month immediately following a Commission order accepting the provisions of Appendix A, or (C) on such other date as the Commission shall provide that the amendments reflected in Appendix A of this Agreement shall become effective; provided that, if the Commission has not issued an order with respect to Appendix A on or before January 1, 1999, Appendix A shall become effective on the later of January 1, 1999 or the Second Effective Date.

     (ii) Appendix B and Appendix C hereto shall become effective on December 1, 1998 or on such other date as the Commission shall provide that the amendments reflected in Appendix B of this Agreement shall become effective.

2.2 Terms used in this Thirty-Eighth Agreement that are not defined herein shall have the meanings ascribed to them in the Restated NEPOOL Agreement and Tariff.

2.3 This Thirty-Eighth Agreement may be executed in any number of counterparts and each executed counterpart shall have the same force and effect as an original instrument and as if all the parties to all the counterparts had signed the same instrument. Any signature page of this Thirty-Eighth Agreement may be detached from any counterpart of this Thirty-Eighth Agreement without impairing the legal effect of any signatures thereof, and may be attached to another counterpart of this Thirty-Eighth Agreement identical in form thereto but having attached to it one or more signature pages.

     IN WITNESS WHEREOF, each of the signatories has caused a counterpart signature page for this Thirty-Eighth Agreement to be executed by its duly authorized representative as of October 30, 1998.

                    COUNTERPART SIGNATURE PAGE
                    TO THIRTY-EIGHTH AGREEMENT
                    AMENDING NEW ENGLAND POWER
                          POOL AGREEMENT



     IN WITNESS WHEREOF, the undersigned has caused this counterpart signature page to the Thirty-Eighth Agreement Amending New England Power Pool Agreement, dated as of October 30, 1998, to be executed by its duly authorized representative as of October 30, 1998.



                              _____________________________________
                              (Participant)



                              By:__________________________________
                                 Name:
                                 Title:

                                APPENDIX A


1.   AMENDMENT OF SECTION 14.5(B).

     Section 14.5(b) of the Restated NEPOOL Agreement is amended to read as follows:



          (b)  A Participant that is deemed in an hour to furnish Operating

               Reserve under the Agreement shall receive for each Kilowatt of each category of Operating Reserve furnished by it the

               applicable Operating Reserve Clearing Price as defined and determined in accordance with Section 14.9 or the Bid Price to provide such Kilowatt, if higher than the Operating

               Reserve Clearing Price for the hour.



2.   AMENDMENT OF SECTION 14.9.

     Section 14.9 of the Restated NEPOOL Agreement is amended in its entirety to read as follows:



     14.9 DETERMINATION OF OPERATING RESERVE CLEARING PRICE.

          (a)  For each hour as necessary, the System Operator shall determine the Operating Reserve Clearing Price for each

               category of Operating Reserve as follows:



               (i)  The System Operator shall determine the aggregate

                    Kilowatts of the applicable category of Operating

                    Reserve that are deemed pursuant to Section 14.3(b) to

                    have been received by Participants for the hour.



               (ii) For 10-Minute Non-Spinning Reserve and 30-Minute

                    Operating Reserve, the System Operator shall rank in

                    the order of lowest to highest the Bid Prices of the

                    resources designated by the System Operator for that

                    category of Operating Reserve for the hour.  The

                    applicable Operating Reserve Clearing Price for 10-

                    Minute Non-Spinning Reserve or 30-Minute Operating

                    Reserve shall be the weighted average of the highest

                    Bid Prices for the 1000 Kilowatts (or such other number

                    as may be specified by the Regional Market Operations

                    Committee) of that category of Operating Reserve that

                    are designated by the System Operator for use in the

                    hour.



               (iii)For 10-Minute Spinning Reserve the System Operator

                    shall rank in order of the lowest to highest the 10-

                    Minute Spinning Reserve Lost Opportunity Prices (as

                    defined in Section 14.9(b)) of the resources designated

                    by the System Operator for the hour.  The Operating

                    Reserve Clearing Price for 10-Minute Spinning Reserve

                    shall be the weighted average for the 1,000 Kilowatts

                    (or such other number as may be specified by the

                    Regional Market Operations Committee) of the highest

                    10-Minute Spinning Reserve Lost Opportunity Prices for

                    the hour of the Entitlements that were designated by

                    the System Operator for use in the hour.



          (b)  The System Operator shall determine a 10-Minute Spinning

               Reserve Lost Opportunity Price for each hour for use in

               determining the Operating Reserve Clearing Price for 10-

               Minute Spinning Reserve.  For the purposes of Section 14.9,

               the 10-Minute Spinning Reserve Lost Opportunity Price for a

               Participant's resource shall be the amount by which the

               Energy Clearing Price for the hour exceeds the resource's

               Dispatch Price (not less than zero), PLUS the Bid Price in the hour for each resource to provide 10-Minute Spinning

               Reserve.



3.   AMENDMENT OF SCHEDULES 5, 6 AND 7 TO TARIFF.

     The third full paragraph of each of Schedules 5, 6 and 7 of the Tariff is amended to read as follows:



     Under Sections 14.4, 14.5 and 14.9 of the Agreement, as it will be in effect after the Second Effective Date, the price to be paid for 10-Minute

Non-Spinning Reserve Service or 30-Minute Operating Reserve Service

received in any hour will be the Operating Reserve Clearing Price for the hour for that category of reserve service, as determined on the basis of bid prices to provide the service.  Agreement, <section>14.9(a).  The price for 10-Minute Spinning Reserve Service will be the Operating Reserve

Clearing Price for 10-Minute Spinning Reserve for the hour, as determined on the basis of the 10-Minute Spinning Reserve Lost Opportunity Prices, in

accordance with Section 14.9(b) of the Agreement.  Agreement,

<section>14.9(a) and (b).

                             APPENDIX B

                         ERRATA TO RESTATED
                  NEW ENGLAND POWER POOL AGREEMENT

     The Restated New England Power Pool Agreement (the "Agreement"), as amended and filed with the Commission on July 22, 1998, is amended to make the following errata corrections.

1. In Section 1.13 of the Agreement, "or Interconnection Requester" is deleted in two places.

2. In Section 1.17 of the Agreement, "person" in the fourth line of the definition is changed to "other entity" and "with which that end user is directly interconnected" is inserted after "Transmission Provider" in the last line of the definition.

3. In Section 1.100 of the Agreement, "in the case of a municipal Participant" is changed to "in the case of a state or municipal or cooperatively-owned Participant".

4. Paragraph 1 of Section 15.1 of the Agreement is revised to read as follows:

     1. All transmission facilities owned by Participants classified as PTF on April 1, 1998, but only so long as, in the case of each such facility, the facility remains in service and continues to meet the definition of PTF as in effect under this Agreement on April 1, 1998.

5. The final sentence of Section 15.5 of the Agreement is revised to read as follows:

     Responsibility for the costs of new PTF or any modification or other upgrade of PTF shall be determined, to the extent applicable, in accordance with Parts V and VI and Schedule 11 of the Tariff, including without limitation the provisions relating to responsibility for the costs of new PTF or modifications or other upgrades to PTF exceeding regional system, regulatory or other public requirements set forth in paragraph (ii) of Schedule 11 to the Tariff.

6. In paragraph (ii) of Section 16.3 of the Agreement, "Network Customers and Eligible Customers taking Internal Point-to-Point Service" is changed to "Eligible Customers taking Regional Network Service and Internal Point-to-Point Service".

7. Paragraph (iv) of Section 16.3 of the Agreement is revised to read as follows:

     (iv) that if the Transmission Provider receives a distribution pursuant to Section 16.6 from NEPOOL out of revenues paid for Through or Out Service or for In Service (as defined in the Tariff), the amounts received shall reduce its Local Network Service revenue requirements; and

8. Paragraph C of Section 16.6 of the Agreement is revised to read as follows:

     C. INTERNAL POINT-TO-POINT SERVICE REVENUES AND IN SERVICE REVENUES. The revenues received by NEPOOL each month for providing Internal Point-to-Point Service and the revenues, if any, received by NEPOOL each month for providing In Service (as defined in the Tariff) shall be distributed among the Participants owning or supporting PTF in proportion to their respective Annual Transmission Revenue Requirements for PTF under Attachment F to the Tariff.

9. Section 18.5 is revised to insert after "the Participant shall not proceed to implement such plan unless the Participant" the following:
     "or the Non-Participant on whose behalf the Participant has submitted its plan".

                              APPENDIX C

                          ERRATA TO RESTATED
                NEPOOL OPEN ACCESS TRANSMISSION TARIFF

     The Restated NEPOOL Open Access Transmission Tariff, as amended and filed with the Commission on July 22, 1998, is amended to make the following errata corrections. Page references are to the pages in the copies of the Tariff which were included in the July 22nd filing as Volume III.

     1. Section 1.15. In the fifth line on page 17 "or Interconnection Requester" is deleted.

     2. Section 1.28. The phrase "in accordance with Section 22A of this Tariff" is moved from the end of the Section to the first line and inserted after "NEPOOL". In the second line, "originating outside the NEPOOL Control Area" is inserted after "import transaction". In the fifth line "NEPOOL Transmission System" is substituted for "NEPOOL Control Area". In the sixth line, "to another Control Area or to the Maine Electric Power Company line" is inserted after "interconnection."

     3.   Section 1.32.  In the fourth and fifth lines, "NEPOOL
          Transmission System" is substituted for "NEPOOL Control Area".

     4. Section 1.34. A period is inserted after "Section 28.7" and the balance of the definition is deleted.

     5.   Section 1.77.  "Part II" is substituted for "Section 14".

     6. Section 1.95. In the fifth line of the Section on page 40 "state or municipal or cooperatively-owned" is substituted for "municipal".

     7. Section 1.97. In the last sentence of the definition "kilowatts" is changed to "Kilowatts".

     8. Section 3.4. At the beginning of the fourth line "effective" is deleted.

     9. Section 16. At the beginning of the second line on page 69, "any ancillary service charges and" is inserted after "pay".

     10.  Part III.  The following is inserted at the end of the title of
          Part III: "; IN SERVICE".

     11. Section 19.2. The first two and one-half lines of the final sentence of the Section are changed to read as follows: "Non-Firm Internal Point-to-Point Service shall be available to an entity to serve its load only if the entity (i)".

     12. Section 20. In the first two lines of the Section "firm or non-firm" is changed to "Firm or Non-Firm". In the next to the last sentence on page 74 "any ancillary service charge and" is inserted after "pay". In the next to the last line on page 74 "firm" is changed to "Firm". On page 75 "non-firm" is changed to "Non-Firm" in the first sentence and in the last listing in the table.

     13.  Section 22A.1.  The following is added at the end of the Section:
          "Notwithstanding the foregoing, for the purpose of unauthorized use charges assessed under Section 27.7(c) (for Firm Transmission Service) and Section 28.5 (for Non-Firm Transmission Service), In Service provided in conjunction with Regional Network Service shall be treated as Point-to-Point Transmission Service."

     14. Section 25. In the last line on page 87, "Exhibit" is changed to "Attachment".

     15. Section 27.2. In the next to the last sentence of the Section "with Native Load Customers and" is deleted and replaced by "equal to Native Load Customers, Network Customers and customers for".

     16. Section 27.6. The second sentence is modified to read as follows: If multiple transactions require Curtailment, to the extent practicable and consistent with Good Utility Practice, the System Operator will curtail service to Network Customers and Transmission Customers taking Firm Point-to-Point Transmission Service on a non-discriminatory basis.

     17. Section 27.7(c). The following phrase is inserted at the end of the second sentence: "and the Point of Receipt may be identified as the NEPOOL power exchange in circumstances where the System Operator does not require greater specificity". The first line on page 103 is modified to substitute the following for "Schedule 8 or Schedule 10": "Section 20, Section 21 or Section 22A".

     18. Section 28.6. In the eighth line on page 112 "Receiving party" is changed to "Receiving Party". In the next to the last line in the Section on page 113 "Transmission" is changed to "transmission".

     19. Section 31.5. In the third line on page 128 "completed applications" is changed to "Completed Applications".

     20. Section 35.1. In the first line of the Section, "which is not the Transmission Customer" is inserted after "any Participant."

     21. Section 40.4. The last sentence of the Section is changed to read as follows: "Deliveries in Interchange Transactions will have a higher priority than any Non-Firm Point-to-Point
          Transmission Service under this Tariff."

     22. Section 40.5. At the end of the third sentence "to all load on a load ratio basis" is substituted for "on the basis of average losses as established by the System Operator". The last three sentences of the Section are deleted.

     23. Section 42.1. The following sentence is inserted between the first and second sentences: "Each designation of a generating resource as a Network Resource (in accordance with the definition of Network Resource) shall be effective as of the beginning of a month, shall remain in effect for at least one full month, and shall only be terminated at the end of a month."

     24.  Section 42.2.  The final sentence is deleted.

     25. Section 45.5. The second sentence is modified to read as follows: "However, to the extent practicable and consistent with Good Utility Practice, any Curtailment will be shared by the customers taking Internal Point-to-Point Service, Through or Out Service and/or In Service and Network Customers on a non-discriminatory basis."

     26. Section 48(a). At the end of the next to last line "Points" is changed to "Point(s)".

     27. Section 49. In subparagraph (a) the third and fourth lines are changed to read as follows: "Network the generator is or would be located, including the filing". In paragraph (b) in the fifth line on page 193 "Non-PTF System" is changed to "Non- PTF system".

     28.  Section 50.  The following is inserted at the end of the section:
          "Notwithstanding the foregoing, nothing set forth in this Part VII shall be deemed to relieve any Transmission Customer from its obligations to pay any charges or costs otherwise payable by it under Parts I through VI of this Tariff and the relevant schedules related thereto."

     29. Schedule 9. In the sentence at the end of the first paragraph of subsection (1) "any ancillary service charges and" is inserted after "pay".

     30. Schedule 11. In the first line of paragraph (i) on page 234 "or" is deleted after "PTF". The following is added at the end of the first sentence of paragraph (i) on page 234: "and such amounts to be paid by the Generator Owner shall not be included in Annual Transmission Revenue Requirements under Attachment F." On page 236 in the 12th line, "upgrades" is changed to "upgrade". In the 11th line on page 242 "will" is inserted after "Owner".

     31. Attachment F. The phrase "or Interconnection Requester" is deleted at the end of paragraph (a) on page 266. On pages 276 and 277 paragraph J is modified to read as follows:

               J. TRANSMISSION SUPPORT EXPENSE shall equal the expense paid by Transmission Providers or other Participants for PTF transmission support other than expenses for payments made for transmission facilities or facility upgrades placed in service on or after January 1, 1997 where the support obligation is required to be borne by particular Participants or other entities in accordance with Schedule 11 of the Tariff.

     32. Attachment G. Item #9 on page 278 is deleted and the remaining items are renumbered.

     33. Attachment G-1. Item #10 on page 284 is deleted and the remaining items are renumbered.

                     COUNTERPART SIGNATURE PAGE
                     TO THIRTY-EIGHTH AGREEMENT
                     AMENDING NEW ENGLAND POWER
                           POOL AGREEMENT



     IN WITNESS WHEREOF, the undersigned has caused this counterpart signature page to the Thirty-Eighth Agreement Amending New England Power Pool Agreement, dated as of October 30, 1998, to be executed by its duly authorized representative as of October 30, 1998.



                          Boston Edison Company
                          -----------------------------------------
                          (Participant)



                         /s/ By: __________________________________
                                 Name: Douglas S. Horan
                                 Title: Senior Vice President





                       COMMONWEALTH ENERGY SYSTEM COMPANIES
                       -------------------------------------------
                       Cambridge Electric Light Company
                       Canal Electric Company
                       COMMONWEALTH ELECTRIC COMPANY
                       -------------------------------------------
                       (Participants)


                       /s/ By: ___________________________________
                               Name: James J. Keane
                               Title: Vice President
                                      Energy Supply & Engineering Services





                       COMMONWEALTH ENERGY SYSTEM COMPANIES
                       -------------------------------------------
                       Cambridge Electric Light Company
                       Canal Electric Company
                       COMMONWEALTH ELECTRIC COMPANY
                       -------------------------------------------
                       (Participants)


                       /s/ By: ___________________________________
                               Name: Deborah A. McLaughlin
                               Title: President



                         EASTERN UTILITIES ASSOCIATES COMPANIES
                         -------------------------------------------
                          Blackstone Valley Electric Company
                          Eastern Edison Company
                          Montaup Electric Company
                          NEWPORT ELECTRIC COMPANY
                          ------------------------------------------
                          (Participants)


                         /s/ By: ___________________________________
                                 Name: Kevin A. Kirby
                                 Title: Vice President


                         Fitchburg Gas and Electric Light Company
                         ------------------------------------------
                          (Participants)


                         /s/ By: ___________________________________
                                 Name: David K. Foote
                                 Title: Senior Vice President



                         THE NARRAGANSETT ELECTRIC COMPANY
                         -------------------------------------------
                         (Participant)


                         /s/ By: ___________________________________
                                 Name: Robert L. McCabe
                                 Title: Chairman




                              MASSACHUSETTS ELECTRIC COMPANY
                              -------------------------------------------
                              (Participant)


                              /s/ By: ___________________________________
                                      Name: Robert L. McCabe
                                      Title: Chairman




                         NEW ENGLAND POWER COMPANY
                         --------------------------------------
                         (Participant)


                         /s/ By: ______________________________
                                 Name: John G. Cochrane
                                 Title: Treasurer



                         NORTHEAST UTILITIES SYSTEM COMPANIES
                         -------------------------------------------
                          The Connecticut Light and Power Company
                          Holyoke Power and Electric Company
                          Holyoke Water Power Company
                          Public Service Company of New Hampshire
                          WESTERN MASSACHUSETTS ELECTRIC COMPANY
                          ------------------------------------------
                          (Participants)


                         /s/ By: Frank P. Sabatino__________________
                                 Name:
                                 Title:


                         THE UNITED ILLUMINATING COMPANY
                         -------------------------------------------
                         (Participant)



                         /s/ By: ___________________________________
                                 Name: Stephen F. Goldschmidt
                                 Title: Vice-President, Planning and
                                        Information Resources



                         Unitil Power Corp.
                         ------------------------------------------
                          (Participants)


                         /s/ By: ___________________________________
                                 Name: David K. Foote
                                 Title: Senior Vice President




                              Unitil Resources, Inc.
                              ------------------------------------------
                              (Participant)


                              By: /s/ __________________________________
                                      Name: James G. Daly
                                      Title: President


                              Velco
                              ------------------------------------------
                              (Participant)


                              By: /s/ __________________________________
                                      Name: Richard M. Chapman
                                      Title: President/CEO


                              GRANITE STATE ELECTRIC COMPANY
                              ------------------------------------------
                              (Participant)


                              By: /s/ __________________________________
                                      Name: Robert L. McCabe
                                      Title: Chairman


                              PG&E PARTICIPANT COMPANIES
                              PG&E ENERGY TRADING - POWER, L.P.
                              By: PG&E Energy Trading - Power Holdings
                                  Corporation, its sole general partner

                              By: /s/ __________________________________
                                      Name: Sarah M. Barpoulis
                                      Title: Senior Vice Presidnet

                              By: /s/ __________________________________
                                      Name: James V. Mahoney
                                      Title: Senior Vice Presidnet